Alternative Strategies Mutual Fund

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Prospectus

July 1, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Alternative Strategies Mutual Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION

INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

OVERVIEW: THE MANAGER OF MANAGERS APPROACH

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGIES

GENERAL INVESTMENT POLICIES OF THE FUND

PRINCIPAL RISKS OF INVESTING IN THE FUND

PORTFOLIO HOLDINGS INFORMATION

MANAGEMENT OF THE FUND

THE ADVISOR

THE SUB-ADVISORS

PORTFOLIO MANAGERS

SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

MORE ABOUT CLASS A SHARES

SHARE PRICE

HOW TO PURCHASE SHARES

HOW TO REDEEM SHARES

REDEMPTION FEE

TOOLS TO COMBAT FREQUENT TRANSACTIONS

DISTRIBUTION OF FUND SHARES

DISTRIBUTIONS AND TAXES

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

FINANCIAL HIGHLIGHTS

PRIVACY NOTICE

Summary Section

Investment Objective.  The investment objective of the Alternative Strategies Mutual Fund (the “Fund”) is long-term capital appreciation with low correlation to broad market indices.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 21 of this Prospectus and under “Purchase and Redemption of Fund Shares – Sales Charge on Class A Shares” beginning on page B-48 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	1.00%	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%	1.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(1)	1.23%	1.23%
Dividend Expenses on Short Positions	0.71%	0.71%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%
Total Annual Fund Operating Expenses	3.60%	3.35%
Fee Waiver/Expense Reimbursement	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	3.60%	3.35%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

 (2)

Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which do not include Acquired Fund Fees and Expenses.

(3) Pursuant to an operating expense limitation agreement between Ascentia Capital Partners, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.75%, and 2.50% of the Fund’s average net assets, for Class A and Class I shares, respectively, through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$917	$1,614	$2,332	$4,215
Class I	$338	$1,030	$1,745	$3,640

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 224.22% of the average value of its portfolio.

Principal Investment Strategies.  The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund.  The Advisor believes that the Fund’s investment reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund using a “manager of managers” approach.  The Advisor selects and oversees multiple sub-advisors who manage separate segments of the Fund’s portfolio using distinct, complimentary, investment styles.

To achieve its investment objective the Fund primarily invests in a variety of securities, including exchange-traded funds (“ETFs”) that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  A long position is the purchase of an investment with the expectation that it will rise in value.  A short position is the sale of a borrowed investment with the expectation that it will decline in value.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 50% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  The Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

The Fund combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  The Advisor and sub-advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

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Long/Short Equity Strategies.  Long/Short equity strategies consists of equity strategies that combine core long holdings of equities with short sales of stock or stock index options.  Additionally, the long/short strategy may utilize securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices.  There are multiple versions of this core strategy category that can be implemented in the Fund.  The basic long/short equity strategies generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  The long/short equity strategies may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.

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Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

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Convertible Arbitrage Strategy.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing equity call options.  Current income is derived from coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  Investment decisions are based upon the price relationships between convertible securities and their underlying stocks in the context of the current market environment.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

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Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities.  Investment themes are typically developed by the sub-advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

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International/Emerging Markets Strategies.  The international/emerging markets strategies seek to invest in securities of undervalued international companies, including ADRs that provide the Fund with exposure to businesses outside of the U.S. and that are attractively priced relative to their economic fundamentals.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).

•

Global Macro Strategies.  The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategy is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies.

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Commodity and Currency Strategies.  The commodity and currency strategies category consists of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.   Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

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Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  The overlay strategy designed by the Advisor may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  Tactical trading strategies can be executed in many different ways, both long and short, use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

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Management Risk.  The risk that investment strategies employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

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General Market Risk.  The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•

Strategy Risk.  The risk that investment strategies employed by the Advisor and sub-advisors in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•

Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•

Leverage Risk.  The risk that leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities

•

Convertible Securities Risk.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of the convertible security falls.

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Large-Cap Company Risk.  The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

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Mid-Cap Company Risk.  The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

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Small- and Micro-Cap Company Risk.  The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

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Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  Fixed income securities are also subject to prepayment and credit risks.

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High-Yield Debt Securities Risk.  The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.

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Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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Shares of Other Investment Companies Risk.  The risk that you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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Exchange-Traded Funds Risk.  The risk related to investing in ETFs that do not apply to investments in conventional mutual funds, including that the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”) or that an active trading market for an ETF’s shares may not develop or be maintained.

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Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses bear the risk that the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity.

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Foreign Securities and Currency Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

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Swap Agreement Risk.  The risk that a swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

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Arbitrage Trading Risk.  The risk that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

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Derivative Securities Risk.  The risk that the Fund’s use of derivatives will cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.

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Options and Futures Risk.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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High Portfolio Turnover Risk.  The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

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Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund.

Performance.  The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2010 compare with those of a broad measure of market performance.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance prior to July 2011, is the performance of the Alternative Strategies Mutual Fund, a series of the Trust for Professional Managers (the Predecessor Fund) Class A and Class I shares.   Updated performance information is available on the Fund’s website at www.ascentiafunds.com or by calling the Fund toll-free at 866-506-7390.

The Fund was reorganized on July 1, 2011 from a series of the Trust for Professional Managers, a Delaware statutory trust (the “Predecessor Fund”) to a series of Northern Lights Fund Trust II, also a Delaware statutory trust (the “Reorganization”).  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information below includes the performance of the Predecessor Fund.

Class I Shares1

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Class I shares as of March 31, 2011 was 1.32%.  During the period shown in the bar chart, the best performance for a quarter was 6.86% (for the quarter ended June 30, 2009).  The worst performance was -6.27% (for the quarter ended March 31, 2009).

1 The returns shown in the bar chart are for Class I shares.  The performance of Class A shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2010	One Year	Since Inception (Class I: 3/3/2008); (Class A: 10/15/2008)
Class I Shares
Return Before Taxes	4.45%	1.06%
Return After Taxes on Distributions	3.72%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	2.35%
Class A Shares
Return Before Taxes	-1.87%	0.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	22.57%	2.18%

After tax returns depend on an investor’s tax situation and may differ from those shown.  After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.  After-tax returns are shown for only Class I shares.  After-tax returns for Class A shares will vary.

Investment Advisor and Sub-Advisors.  Ascentia Capital Partners, LLC serves as the Fund’s investment advisor.  Armored Wolf, LLC (“Armored Wolf”), DuPont Capital Management Corporation (“DCM”), Sage Capital Management, LLC (“Sage”), and Dunham & Associates Investment Counsel, Inc. (“DAIC”)   sub-advisors to serve as the Fund’s sub-advisors (collectively, the “Sub-Advisors”),  Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades. Robert D. Arnott and Jason Hsu are the principals of Research Affiliates, LLC.

Portfolio Managers.  The following individuals served as the Predecessor Fund’s portfolio managers and continue to serve as the Fund’s portfolio managers:

Portfolio Managers	Primary Title
John Brynjolfsson	Chief Investment Officer and Managing Director at Armored Wolf, and has managed the Predecessor Fund since 2010.
James P. Calhoun	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since March 2011.
Rafi U. Zaman, CFA	Managing Director of Global Equities at DCM, and has managed the Predecessor Fund since 2009.
Peter deLisser	President and Senior Partner of Sage, and has managed the Predecessor Fund since 2008.
Karen Heston	Chief Investment Officer of Sage, and has managed the Predecessor Fund since 2008.
Michael C. Ippolito, CFA	Portfolio Manager and Senior Research Analyst of Sage, and has managed the Predecessor Fund since 2008.
James O’Shaughnessy Houssels	Portfolio Manager of the Advisor, and has managed the Predecessor Fund since 2009.
R. Derek Bruno	Joined DAIC as an Investment Analyst in August 2005, and became a Portfolio Manager of DAIC in September 2010.
Ryan Dykmans	Senior Investment Analyst, and joined DAIC in June 2004.

Purchase and Sale of Fund Shares.  You may conduct transactions by mail (Alternative Strategies Mutual Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha NE 68137), or by telephone at 866-506-7390.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in each share class of the Fund is $500 for IRAs and $2,500 for all other accounts, with a minimum investment of $500 for subsequent investments in all accounts.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Overview: The Manager of Managers Approach

The Advisor is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Fund.  The Advisor believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund.  Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Advisor intends to manage the Fund in a “manager of managers” approach by selecting and overseeing multiple Sub-Advisors who manage using a distinct investment style for a segment of the Fund’s assets (see “Management of the Fund – The Sub-Advisors,” below).  The Sub-Advisors selected by the Advisor adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification, as well as greater consistency of results.  Important elements of the Advisor’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Fund, and ongoing evaluation of the Sub-Advisors to ensure they do not deviate from the stated investment objective or strategies.

Investment Objective

The Fund’s investment objective is long term capital appreciation with low correlation to broad market indices.

Principal Investment Strategies

The Fund is an open-end investment company that combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  All of the Fund’s investments are managed with the same disciplined, multi-strategy process.  The Fund will be managed using the following investment strategies:

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Long/Short Equity Strategies

•

Market Neutral Strategies

•

Convertible Arbitrage Strategies

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Event Driven/Merger Arbitrage Strategies

•

International/Emerging Markets Strategies

•

Global Macro Strategies

•

Commodity and Currency Strategies

•

Tactical Trading Strategies

To achieve its investment objective the Fund primarily invests in a variety of securities and financial instruments that are used to implement multiple alternative investment strategies in the Fund.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  A long position is the purchase of an investment with the expectation that it will rise in value.  A short position is the sale of a borrowed investment with the expectation that it will decline in value.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 50% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of future contracts on financial and commodity markets as well as equity swap transactions.  The Fund uses derivative investments to increase the potential return on an investment, otherwise known as “leverage.”  The use of leverage generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

At any time the Fund may allocate up to 100% of its assets among shares of different ETFs.  Each ETF share represents an undivided ownership interest in the portfolio of stocks held by an ETF, which are investment companies that acquire and hold either shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself or shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.  The Fund relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”) that permits the Fund to invest in unaffiliated funds subject to certain guidelines including that the Fund (together with its affiliated funds) may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund.  Generally, Section 12(d)(1) of the 1940 Act (and the rules thereunder) restricts investments by registered investment companies in securities of other registered investment companies.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.  Just as when they are acquired, ETFs are sold according to the implementation process of the specific investment strategy to which they pertain.  As the Fund has multiple investment strategies, ETFs could be associated with any one or more of those strategies, and thus could be purchased and/or sold at various times for a variety of reasons.  The Fund combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  The Advisor and Sub-Advisors determine whether to buy or sell an investment for the Fund’s portfolio by applying the following strategies:

Investment Strategies

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Long/Short Equity Strategies.  Long/Short equity strategies category is the largest of the alternative investment categories and can be executed in various ways.  The goal of the widely used fundamental approach is generally to invest in undervalued stocks and to sell short overvalued stocks, in an attempt to achieve absolute positive returns with less risk than the overall market.  Long/short strategies combine long holdings of equities with short sales of stock or stock index options.  Additionally, long/short strategies can utilize equity indexes or securities that seek to track indexes on markets, sectors, and/or industries to hedge against potential adverse movements in security prices, to seek enhanced returns or to implement the strategy.  Long/short portfolios may be anywhere from net long to net short depending on market conditions.  A traditional long/short strategy generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short, in a bear market.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Stock index put options are also often used as a hedge against market risk.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equity hedge managers’ source of return is similar to that of traditional stock pickers on the upside, but they use short selling and hedging to attempt to outperform the market on the downside.  The long/short strategy may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.  An equity swap is a total return swap in which one “leg” of the swap is the total return of an individual stock, a basket of stocks or a stock index and may be structured to replicate both long and short positions in the underlying equities.  Accordingly, an equity swap does not represent ownership of the underlying equities, and brokerage commissions associated with buying stocks long and the borrowing costs associated with selling stocks short are avoided.  Equity swaps may be used to take advantage of their structure to replace individual equity or index holdings (both long and short), to achieve leveraged returns and to attempt to obtain favorable tax treatment whenever possible.  Leverage is achieved because no counterparty to the swap agreement is required to post the notional amount of the swap in cash or collateral.  However, the Advisor and the Sub-Advisors will mitigate the risk of leverage by segregating liquid assets to cover the Fund’s daily mark-to-market net obligation under equity swaps that provide for cash settlement.  By setting aside assets equal only to the net obligations due under cash-settled equity swaps, leverage may be employed to a greater extent than if it were necessary to segregate assets equal to the full notional value of equity swaps.  Since an equity swap is typically a negotiated agreement between two private counterparties, an equity swap may not be readily marketable and, therefore, illiquid (see “Principal Risks of Investing in the Fund - Swap Agreements Risk,” below).

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Market Neutral Strategies.  Market neutral strategies employ sophisticated quantitative techniques to analyze price data to ascertain information about future price movement and relationships between securities and select securities for purchase and sale.  These can include both factor-based and statistical arbitrage/trading strategies.  Factor-based strategies are those which use fundamental data, such as price to earnings ratios and dividend yields, as their inputs to find securities that are either attractive or unattractive based upon these fundamental metrics, and which are typically paired as one long position and one short position in equal dollar amounts, so as to be market neutral when combined.  In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified.  Statistical arbitrage/trading strategies are those which use statistical data, such as statistical measures of a security’s return and risk characteristics as their inputs instead of fundamental data to achieve the same dollar neutral strategy and objective.

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Convertible Arbitrage Strategies.  The objective of convertible arbitrage strategies is to preserve capital while maximizing current income.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and/or high yielding, convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  Current income is derived from the coupon interest and preferred dividends received from the convertible securities held long.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  The investment and hedging process is typically systematic in nature.  Investment decisions are based upon the price relationships between convertibles and their underlying stocks in the context of the current market environment.  Since all convertibles are exchangeable into a fixed number of shares of common stock, the Advisor may be able to statistically quantify correlation of price movements between the convertible and its underlying equity.  Hedges can therefore be constructed to produce a market neutral performance outcome.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

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Event Driven/Merger Arbitrage Strategies.  Event driven/merger arbitrage strategies focus on positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to the most junior or subordinated, and frequently involve additional derivative securities.  Event driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments.  Investment themes are typically developed by the Sub-Advisor on fundamental characteristics, such as attractive valuations relative to competition and, with the realization of the theme resulting from an event associated with the company or security such as announced mergers that are friendly but yet to be consummated.  Merger arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Merger arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.  Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits.

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International/Emerging Markets Strategies.  International/emerging markets strategies are based on the premise that superior total returns can be achieved through a disciplined process of purchasing securities of undervalued international companies, including ADRs, that provide investors with exposure to leading businesses outside of the U.S. and that are currently very attractively priced relative to their economic fundamentals.  ADRs are certificates typically issued by a bank or trust company that represent one or more shares of a foreign stock, or a fraction of a share, and give their holders the right to obtain the securities issued by a foreign company that they represent.  Investments are selected using fundamental analysis of factors such as earnings, cash flows, and valuations based upon them, and are diversified among the economic and industry sectors in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) and Emerging Markets Index (“MSCI EM”).  The portion of the Fund’s assets allocated to this strategy may have a concentration or be fully exposed to emerging markets at any time.  An overlay strategy has been designed by the Advisor that works with international strategies by monitoring and periodically eliminating the primary market exposure of a strategy.  When the primary market exposure is unfavorable, as determined systematically by the overlay strategy, the Advisor will purchase protective put options equal in aggregate market exposure to the international strategy.  This hedge overlay strategy is designed to be run as a complement to the underlying international strategy, and be used only during adverse market periods to preserve capital by generally eliminating (hedge) market risk (beta) of the international strategy.

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Global Macro Strategies.  The global macro strategies consist of strategies that allocate capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global macro strategies is to remain current with primary market trends.  Global macro can be implemented with multiple disciplines, resulting in a blend of approaches to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  “Top down” investment themes and risk management are the focus of the global macro strategies to gain specific long and/or short exposure to global equity, fixed income, commodity, and currency markets.  The strategies are executed through security diversification, timeframe diversification, long/short investing, disciplined implementation, and both qualitative and quantitative analysis.  The Global Macro strategy is structured to take advantage of macro imbalances created by global inflation/deflation.  The strategy focuses on real asset strategies that are designed to generate attractive absolute, risk‐adjusted returns while providing an active hedge against the wealth destruction created by long-term inflationary trends.  Long and short commodity futures and options contracts or derivatives, including swap agreements, that contain them, inflation-linked government bonds (both foreign and domestic), and emerging market bonds are used in the implementation of the strategy.

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Commodity and Currency Strategies.  The commodity and currency strategies consist of strategies that combine long and short holdings of commodity and currency positions.  A strategy typically invests in listed financial and commodity futures markets and currency markets around the world.  Commodity and currency strategies use various investment processes and both technical and fundamental research to determine how individual commodity contracts are used, both long and short.  In addition to being specific strategies, commodity and currency strategies are often sub-sets of the Global Macro strategy, where these asset classes are used to express specific macro views in commodities and/or currencies that are part of a broader strategy.

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Tactical Trading Strategies.  Tactical trading strategies are strategies that can change their exposures quickly and significantly, and are typically shorter-term in nature.  These strategies are usually complimentary to medium and longer-term strategies, and are often used to help manage exposure and risk.  Tactical trading strategies can be executed in many different ways, both long and short, may use leverage, and be implemented with different securities types ranging from options and futures, to individual securities and ETFs.  The overlay strategy designed by the Advisor may be used at times to mitigate long market exposure in risky asset classes in the Fund during adverse market conditions.  This strategy’s objective is to identify when markets are not trending upward and thus not productive for short-term exposure.  In this situation, this strategy is implemented and temporarily offsets the underlying exposure until market conditions improve.  It is an incremental, systematic hedge overlay created to actively manage the net exposure (beta) in the Fund’s underlying International/Emerging Markets strategy.  The approach is a trend following model designed to identify when asset classes are unproductive.  When signals are generated by the model, which is run daily on the Fund’s aggregate asset class exposure, the strategy is applied in accordance with model signals and uses minimum variance hedge ratios to match the beta of the underlying asset class exposure with the beta of the trading strategy.  This hedge overlay trading strategy is implemented using current month, liquid futures contracts on multiple equity market indexes.

General Investment Policies of the Fund

Sub-Advisors.  To achieve the Fund’s investment objective, the Advisor will utilize Sub-Advisors with expertise in various types of investment strategies using a “manager of managers” approach.  As discussed in the “Overview” section of this Prospectus, the Sub-Advisors may use a variety of investment techniques to achieve the Fund’s investment objective.  These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  The Advisor selects the Sub-Advisors for the Fund, subject to approval by the Board of Trustees, and allocates the assets of the Fund among the Sub-Advisors.  The Advisor reviews a wide range of factors in evaluating each Sub-Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors and assets under management.

Temporary or Cash Investments.   Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objective and Strategies.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund, including the “manager of managers” approach described in the “Overview” section of this Prospectus.  Your investment in the Fund varies with the effectiveness of the Advisor’s and Sub-Advisors’ research, analysis and asset allocation among portfolio securities.  If the investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility since 2008.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Strategy Risk.  The Fund’s investment strategies may fail to produce the intended results.  There is no guarantee that the Fund’s investment strategies will succeed in limiting the Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.  Certain of the Fund’s investment strategies involve complex securities and transactions that involve risks different from those involved with direct investments in equity securities.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Leverage Risk.  The Fund may engage in transactions that give rise to leverage, including, without limitation, transactions involving derivatives, in which adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  The Advisor and the Sub-Advisors will mitigate leverage risk by segregating liquid assets or otherwise covering transactions that may give rise to leverage risk.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Convertible Securities Risk.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Advisor or Sub-Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small- and Micro-Cap Company Risk.  Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Advisor or Sub-Advisor might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in the Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Short Sales Risk.  Short sale strategies involve greater risk than “long” investment strategies.  Short selling may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale, and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund will incur certain transaction fees associated with short selling.  Short sale strategies are often characterized as a form of leveraging or speculative investments.  Although the Advisor uses speculative investment strategies, there is no assurance that these strategies will protect against losses or perform better than non-speculative strategies.  The Advisor will use both speculative and non-speculative short-sale strategies.  The use of short sales is an effort by the Fund to protect against losses due to general movements in market prices.  However, no assurance can be given that such strategies will be successful or that consistent positive returns will be achieved.  The Board of Trustees continuously monitors the Fund’s short positions to ensure the Fund’s compliance with regulatory requirements in the best interest of shareholders.

Other Investment Companies Risk.  Section 12(d)(1) of the 1940 Act (and rules thereunder) generally prohibits the Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Fixed Income Securities Risks.  Fixed income securities are subject to the risk that securities could lose value because of interest rate changes.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.  Fixed income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Debt Securities Risk.  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by a Nationally Recognized Statistical Rating Organization.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Foreign Securities and Currency Risk.  To the extent that the Fund invests in securities of foreign companies, including ADRs, your investment is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, the Fund’s investments in foreign securities may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Swap Agreements Risk.  The Fund may enter into equity swap agreements as a principal investment strategy, and interest rate, index and currency rate swap agreements as a non-principal investment strategy.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  Under the supervision of the Board of Trustees, the Advisor will determine whether a swap agreement is illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Arbitrage Trading Risk.  The principal risk associated with the Fund’s arbitrage investment strategies is that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Derivative Securities Risk.  The Fund may invest in derivative securities, including futures contracts on stock and commodity indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.  These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Commodities Risk.  The risk that the price of securities and derivatives linked to commodity prices may not move in a manner similar to the broad commodity market.  Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses.  The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments and rapidly changing inflation expectations.

Options and Futures Risk.  The Fund may invest in options and futures contracts.  The Fund also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.  Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid: that is, not readily marketable.

High Portfolio Turnover Rate Risk. The Fund’s investment strategies may result in a turnover rate as high as or greater than 300%.  This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Tax Risk.  The Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund's shareholders.  The Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports for the Predecessor Fund are available by contacting the Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Omaha, NE 68137 or calling 866-506-7390.

Management of the Fund

The Advisor

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Ascentia Capital Partners, LLC, located at 5485 Kietzke Lane, Reno, NV 89511, under which the Advisor manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Advisor specializes in portfolio management with a specific emphasis on alternative investments that are designed to capture positive performance regardless of the stock market’s general direction.  The Advisor offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment advisor.  As of March 31, 2011, the Advisor managed approximately $37,322,839.00 million in assets.  Under the Advisory Agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisors.  The Advisor also maintains related records for the Fund.

The Advisor may invest the Fund’s assets in securities and other instruments directly.  The Advisor may exercise this discretion in order to invest the Fund’s assets pending allocation to a Sub-Advisor, to hedge the Fund against exposure created by a Sub-Advisor, or to modify the Fund’s exposure to a particular investment or market-related risk.  The Advisor may exercise this discretion over unallocated assets to invest the Fund’s assets directly and may reallocate to itself assets previously allocated to a Sub-Advisor.

Fund Expenses. The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 2.75% and 2.50% of the Fund’s average net assets, for Class A and Class I shares respectively, through August 31, 2012, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses.  This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s semi-annual report to shareholders dated August 31, 2011.

The Sub-Advisors

The Advisor, on behalf of the Fund, has entered into a sub-advisory agreement with each Sub-Advisor, and the Advisor compensates the Sub-Advisors out of the investment advisory fees it receives from the Fund.  Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below).  The Advisor oversees the Sub-Advisors for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Advisor’s adherence to its investment style.  The Board of Trustees supervises the Advisor and the Sub-Advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisors recommended by the Advisor.  The SEC has granted an exemptive order with respect to the Predecessor Fund, which extends to other registered investment companies advised by the Advisor, including the Fund, that permits the Advisor, subject to certain conditions, to terminate existing Sub-Advisors or hire new Sub-Advisors for the Fund, to materially amend the terms of particular agreements with Sub-Advisors or to continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Consequently, under the exemptive order, the Advisor has the right to hire, terminate and replace Sub-Advisors when the Board of Trustees and the Advisor feel that a change would benefit the Fund.  Within 90 days of retaining a new Sub-Advisor, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibiltiy to monitor and ovesee sub-advisory services furnished to the Fund, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

Not all of the Sub-Advisors listed for the Fund may be actively managing assets for the Fund at all times. To the extent that a Sub-Advisor is not actively managing assets for the Fund, the Fund may not be employing the investment style utilized by that Sub-Advisor to achieve its investment objective.  Subject to the oversight of the Board of Trustees, the Advisor may temporarily allocate Fund assets away from a Sub-Advisor.  Situations in which the Advisor may make such a determination include the level of assets in the Fund, changes in a Sub-Advisor’s personnel or a sub-advisor’s adherence to an investment strategy.

Armored Wolf, LLC

The Advisor has entered into a sub-advisory agreement with Armored Wolf, LLC (“Armored Wolf”) to manage a portion of the Fund’s assets using the Fund’s Global Macro Strategies.  Armored Wolf is located at 65 Enterprise, Aliso Viejo, California 92656 and is a registered investment adviser.  Armored Wolf is controlled by Mr. John Brynjolfsson, the firm’s chief investment officer.  Armored Wolf, which was established in 2008, offers investment advisory services and global perspective to investors.  As of March 31, 2011, Armored Wolf had approximately $670 million in assets under management.

DuPont Capital Management Corporation

The Advisor has entered into a sub-advisory agreement with DuPont Capital Management Corportation (“DCM”) to manage a portion of the Fund’s assets using the Fund’s international/emerging markets Strategies.  DCM is located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803.  DCM is a wholly owned subsidiary of the E.I. DuPont de Nemours Company, and is an independent registered investment advisor with a broadly diversified product offering.  DCM, which was established in 1975 and became a SEC registered investment advisor in 1993, offers investment advisory services and global perspective to institutional investors.  As of March 31, 2011, DCM had over $27  billion in assets under management.

Sage Capital Management, LLC

The Advisor has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage Capital”) to manage a portion of the Fund’s assets using the convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment advisor.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts.  Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  As of March 31, 2011, Sage Capital managed over $165  million in assets.

Dunham & Associates Investment Counsel, Inc.

The Advisor has entered into a sub-advisory agreement with Dunham & Associates Investment Counsel, Inc. (“DAIC”) to manage a portion of the Fund’s assets using the international/emerging markets strategies.  DAIC is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121, and is a registered investment advisor.  DAIC is also a registered broker-dealer under the Securities Exchange Act of 1934, as amended.  DAIC is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”).  Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings.  DAIC, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds.  As of March 31, 2011, DAIC managed over $722 million in individual separate accounts assets and in DAIC sponsored mutual funds.

Portfolio Managers

Advisor

James Calhoun and James O’Shaughnessy Houssels are members of the Investment Committee that is responsible for the day-to-day management of the segment of the Fund’s portfolio managed by the Advisor, as well as to provide oversight of the Fund’s portfolio managed by the Sub-Advisors.

James P. Calhoun joined the Advisor in 2008.  He has over 6 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  He is a member of the Investment Committee and participates in the development and communication of the firm’s investment strategy, as well as client asset allocations and investment recommendations.  Mr. Calhoun has a Bachelor of Science Degree in Business Administration with majors in Finance and Economics from the University of Nevada, Reno.   His degree emphasized Derivatives and Risk Management, International Finance and Foreign Exchange, Portfolio Management and Optimization, Corporate Valuation and Forecasting, Alternative Investment Strategies, Econometrics, Macro Economics, Micro Economics, and Statistics.  Prior to joining the Advisor Mr. Calhoun worked with GMH Capital Partners managing real-estate investments from 2004 to 2007, and Equitas Capital from 2003 to 2004.  Mr. Calhoun passed the CFA Level I Exam in December 2010.

James O’Shaughnessy Houssels is a portfolio manager of the Advisor (since June 2009) and is also a Managing Member and registered investment adviser representative of Wealth Management Associates, LLC (since 2002) which serves as the backbone of his family office and is the sole investment advisor to the Houssels Family Limited Partnership.  Mr. Houssels has a Bachelor’s Degree from the University of Nevada, Las Vegas.

Sub-Advisors

Armored Wolf, LLC

John Brynjolfsson is the Portfolio Manager and responsible for the day-to-day management of the segment of the Fund’s assets managed by Armored Wolf.  Mr. Brynjolfsson founded Armored Wolf in 2008, acts as Chief Investment Officer and Managing Director, and is a member of the firm’s Management and Investment Committees.  As Chief Investment Officer, he is responsible for overseeing all investment activity at Armored Wolf.  Mr. Brynjolfsson has over 20 years of investment experience and a background in risk management.  From 2003-2008, Mr. Brynjolfsson was the Managing Director at Pacific Investment Management Company, LLC (“PIMCO”), a registered investment adviser, where launched and grew PIMCO’s Real Return platform to approximately $80 billion before his departure in 2008.  In this role, Mr. Brynjolfsson ran PIMCO’s 2nd, 3rd, and 4th largest public funds which included the world’s largest commodities fund and two large inflation‐linked bond funds.  Mr. Brynjolfsson has written several books on the topic of inflation linked investing, and worked with the US Treasury to design the TIPS market in 1996.

DuPont Capital Management Corporation

Rafi U. Zaman, CFA, is the Portfolio Manager and is primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by DCM.  Mr. Zaman, Managing Director of Global Equities, directs and co-manages all equity groups, and joined DCM in 1998.  Mr. Zaman holds a B.S. Degree with honors in Mechanical Engineering from the REC Kurukshetra in India, an M.S. Degree in Industrial Engineering from Stanford University and is a CFA charterholder.

Sage Capital Management, LLC

Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

Dunham & Associates Investment Counsel, Inc.

R. Derek Bruno and Ryan Dykmans are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Dunham & Associates Investment Counsel, Inc. (“DAIC”). R. Derek Bruno joined DAIC as an Investment Analyst in August 2005.  Mr. Bruno became a Portfolio Manager in September 2010.  He has more than 13 years industry experience and holds a Bachelor’s Degree from Penn State University. Ryan Dykmans serves as a Senior Investment Analyst and joined DAIC in June 2004. Mr. Dykmans received his Bachelor’s Degree from University of Redlands.

Research Affiliates

Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but will serve solely as a signal provider to the Fund’s advisor going forward. A signal provider provides research and portfolio analysis to an advisor, but does not process trades. Robert D. Arnott and Jason Hsu are the principals of Research Affiliates, LLC.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Class I shares and Class A shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•

Class I shares are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

•

Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.

If you exceed $1,000,000 in Class A shares, subsequent investments in Class A shares will not incur a sales charge, provided that your aggregate investment in Class A shares exceeds $1,000,000.  Class I shares may be purchased without the imposition of any sales charges.  The Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs.  In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $500 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class A shares of the Fund is $100 for retirement plan accounts and $500 for all other accounts. The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges at its discretion.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.75%
$100,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

The Advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children..

Letter of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

 Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

•

Employees of the Advisor and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

The Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge on the Fund’s website:  www.ascentiafunds.com.  Click on “Breakpoints and Sales Loads.”

Share Price

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs, Class A and Class I shares.  The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund.

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Alternative Strategies Mutual Fund” to:

Regular or Overnight Mail

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Purchase by Wire.  If you wish to wire money to make an investment in the Fund, please call the Fund at 866-506-7390 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan.   You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 866-506-7390 for more information about the Fund's Automatic Investment Plan.  Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund's discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "Alternative Strategies Mutual Fund."  The Fund will accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program.  The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

• full name;

    • date of birth (individuals only);

      • Social Security or taxpayer identification number; and

• permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 866-506-7390.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular or Overnight Mail

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 866-506-7390. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 866-506-7390 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your Class A account balance falls below $2,500, the Fund may notify you that, unless the account is brought up to at least $2,500 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and

•

Rejecting or limiting specific purchase requests, and

•

Rejecting purchases requests from certain investors, and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

 Redemption Fee

Redemption Fee: The Fund will deduct a 2% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase or shares held less than 30 days are redeemed for failure to maintain the Fund's balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or

Other types of redemptions as the Advisor or the Fund may determine in special situations and approved by the Fund's or the Advisor's Chief Compliance Officer.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and

•

Rejecting or limiting specific purchase requests, and

•

Rejecting purchases requests from certain investors, and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding.  To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 866-506-7390 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

Class A shares of the Fund may not be exchanged for Class I shares of the Fund.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 4020 South 147th Street, Omaha, NE 68137, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act.  Under the 12b-1 Plan, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for each of the Class A and Class I shares.  The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.  The Fund is not currently implementing the Distribution Fee for the Class I shares of the Fund, and will give Class I shareholders 30 days’ prior written notice before implementing the Distribution Fee under the 12b-1 Plan.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and affiliates of the Advisor and Sub-Advisors, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund's shares.

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance information for the fiscal period ended February 28, 2010 and for the fiscal year ended February 28, 2011.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single share of the Fund.  The total return in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions).  This information has been audited by the Predecessor Fund’s auditor, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report, which is available free of charge upon request.

Alternative Strategies Mutual Fund – Class I
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended February 28, 2011	Year Ended February 28, 2010	Period Ended February 28, 2009(1)

Net Asset Value, Beginning of Period	$12.74	$11.53	$13.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.11)	(0.13)	0.08
Net realized and unrealized gain (loss) on investments	0.67	1.34	(1.45)
Total from investment operations	0.56	1.21	(1.37)

Less distributions paid:
From net investment income	--	0.00(6)	(0.10)
From net realized gain on investments	(0.31)	--	--
Total distributions paid	(0.31)	0.00(6)	(0.10)
Paid-in capital from redemption fees	0.00(6)	0.00(6)	--
Net Asset Value, End of Period	$12.99	$12.74	$11.53
Total Return(3)	4.45%	10.51%	(10.59)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$21,632	$30,183	$11,269

Ratio of expenses to average net assets:
Before wavier and expense reimbursement ((4)(5)	3.64%	3.95%	4.73%
After waiver and expense reimbursement (4)(5)	3.22%	3.05%	2.95%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement (5)	(1.33)%	(1.91)%	(1.11)%
After waiver and expense reimbursement (5)	(0.91)%	(1.01)%	0.67%

Portfolio turnover rate(3)	224.22%	438.22%	347.24%

(1)

Class I commenced operations on March 3, 2008.

(2)

Per share net investment income was calculated using average shares outstanding.

(3)

Not annualized for periods less than a full year.

(4)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 2.92% and 2.50%, 3.40% and 2.50%, and 4.54% and 2.76% for the year ended February 28, 2011, for the year ended February 28, 2010, and the period ended February 28, 2009, respectively.

(5)

Annualized for periods less than one year.

(6)

Less than a half cent per share.

Alternative Strategies Mutual Fund – Class A
Per Share Data for a Share Outstanding Throughout each Period

	Year Ended February 28, 2011	Year Ended February 28, 2010	Period Ended February 28, 2009(1)

Net Asset Value, Beginning of Period	$15.25	$13.83	$15.00

Income (loss) from investment operations:
Net investment income (loss)(2)	(0.18)	(0.21)	0.03
Net realized and unrealized gain (loss) on investments	0.80	1.63	(1.23)
Total from investment operations	0.62	1.42	(1.20)

Less distributions paid:
From net investment income	--	--	(0.09)
From net realized gain on investments	(0.31)	--	--
Total distributions paid	(0.31)	--	(0.09)
Paid-in capital from redemption fees	0.00(6)	--	0.12
Net Asset Value, End of Period	$15.56	$15.25	$13.83
Total Return(3)	4.11%	10.27%	(7.19)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,352	$3,109	$377

Ratio of expenses to average net assets:
Before waiver and expense reimbursement (4) (5)	3.89%	4.23%	6.63%
After waiver and expense reimbursement (4) (5)	3.46%	3.33%	3.18%

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement (5)	(1.63)%	(2.28)%	(2.80)%
After waiver and expense reimbursement (5)	(1.21)%	(1.38)%	0.65%

Portfolio turnover rate(3)	224.22%	438.22%	347.24%

(1)

Class I commenced operations on November 5, 2008.

(2)

Per share net investment income was calculated using average shares outstanding.

(3)

Not annualized for periods less than a full year.

(4)

The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 3.18% and 2.75%, 3.65% and 2.75%, and 6.20% and 2.75% for the year ended February 28, 2011, for the year ended February 28, 2010, and the period ended February 28, 2009, respectively.

(5)

Annualized for periods less than one year.

(6)

Less than a half cent per share.

PRIVACY NOTICE

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST II DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust II share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-506-7390

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does Northern Lights Fund Trust II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust II collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

 ▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

 ▪    Affiliates from using your information to market to you

 ▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust II does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust II does not jointly market.

Investment Advisor

Ascentia Capital Partners, LLC

5485 Kietzke Lane

Reno, Nevada 89511

Independent Registered Public Accounting Firm

Cohen Fund Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr.,

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

 Alternative Strategies Mutual Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Predecessor Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Predecessor Fund’s performance during the Predecessor Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 866-506-7390, on the Fund’s website www.ascentiafunds.com or by writing to:

Alternative Strategies Mutual Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•

free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;

•

for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or

•

for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549